SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2014

AIRWARE LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54730	98-0665018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

c/o Jeffrey Rassas

8399 E. Indian School Rd., Suite 202

Scottsdale, AZ 85251

Tel. 480-463-4246

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

c/o Delaware Intercorp, Inc.

113 Barksdale Professional Center

Newark, DE 19711

Tel. 302-266-9367

(Name, address, including zip code, and telephone number,

Including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AIRWARE LABS CORP.

Form 8-K

Current Report

Item 3.02 Unregistered Sales of Equity Securities

On February 28, 2014, Airware Labs Corp., a Delaware corporation (the “Company”), received a Warrant Exercise Notice from Stockbridge Enterprises L.P., a Nevada limited partnership (“Stockbridge”), to purchase 26,200,000 shares of its common stock, par value $0.0001. Stockbridge acquired the warrants pursuant to a Senior Secured Convertible Note (the “Note”), dated December 14, 2009, by and between Stockbridge and the Company. Pursuant to the terms of the warrants, Stockbridge elected to use a cashless exercise formula which resulted in the issuance of 22,457,143 shares of restricted common stock of the Company.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRWARE LABS CORP.
Date: February 28, 2014	By: /s/ Jeffrey Rassas
Jeffrey Rassas
Chief Executive Officer